UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): August 10, 2011

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE	27-0981065
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

210 Park Avenue
Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On August 10, 2011, PostRock Energy Corporation (“PostRock”) issued a press release reporting consolidated operating results of PostRock for the fiscal quarter ended June 30, 2011. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
     The Company’s press release announcing its financial results for its fiscal quarter ended June 30, 2011 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
     The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by PostRock under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release dated August 10, 2011.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President and Chief Accounting Officer

Date: August 10, 2011

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release dated August 10, 2011.

Exhibit 99.1